UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: May 12, 2008 (Date of earliest event reported)
Collective Brands, Inc. (Exact name of registrant as specified in its charter)

KS (State or other jurisdiction of incorporation)	001-14770 (Commission File Number)	43-1813160 (IRS Employer Identification Number)

3231 Southeast Sixth Avenue (Address of principal executive offices)		66607-2207 (Zip Code)
785-233-5171 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Item 8.01. Other Events

On May 12, 2008, Collective Brands, Inc., a Delaware corporation ("CBI") issued a press release containing a letter to Stockholders of CBI from Matthew E. Rubel, CEO and President of CBI. The letter provides an update to Stockholders on the adidas litigation and discusses first quarter earnings per share before possible charges. The full text of the letter is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Also attached hereto as Exhibit 99.2 and incorporated by reference is a message to employees of CBI from Mr. Rubel.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

            99.1       Shareholder Letter dated May 12, 2008

            99.2       Message to employees from Matthew E. Rubel

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2008	COLLECTIVE BRANDS, INC. By: /s/ Ullrich E. Porzig Ullrich E. Porzig Senior Vice President Chief Financial Officer & Treasurer

Exhibit Index
Exhibit No.	Description
99.1	Shareholder Letter dated May 12, 2008
99.2	Message to employees from Matthew E. Rubel